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                                                                   EXHIBIT 10.36


                       SECOND OMNIBUS AMENDMENT AGREEMENT


                                   containing


             AMENDMENT NO. 3 TO THE SALE AND SERVICING AGREEMENT and


                          SUPPLEMENTAL INDENTURE NO. 2


                          dated as of October 31, 2002

                                      among

                             CPS WAREHOUSE TRUST, as
                              Purchaser and Issuer,

                      CONSUMER PORTFOLIO SERVICES, INC., as
                               Seller and Servicer

                    SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                 Backup Servicer

                        BANK ONE TRUST COMPANY, N.A., as
                          Standby Servicer and Trustee

                                  WESTLB AG, as
                                      Agent

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                       SECOND OMNIBUS AMENDMENT AGREEMENT

         SECOND OMNIBUS AMENDMENT AGREEMENT, dated as of October 31, 2002 (the "AMENDMENT") among CPS WAREHOUSE TRUST, a Delaware business trust (in its capacities as the Issuer, the "ISSUER" and as Purchaser, the "PURCHASER," respectively), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer, and BANK ONE TRUST COMPANY, N.A., a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE," respectively) and WESTLB AG (F/K/A WESTDEUTSCHE LANDESBANK GIROZENTRALE) ( the "AGENT"), as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

                                    RECITALS
                                    --------

         WHEREAS, the Purchaser, the Seller, the Servicer, SST, the Standby Servicer and the Trustee (collectively, the "SSA AMENDING PARTIES") have entered into the Sale and Servicing Agreement dated as of March 7, 2002, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "SALE AND SERVICING AGREEMENT") and the SSA Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below with the consent of the Noteholder and the Controlling Party;

         WHEREAS, the Issuer, the Agent and the Trustee (collectively, the "INDENTURE AMENDING PARTIES" and together with the SSA Amending Parties, the "AMENDING PARTIES") have entered into the Indenture, dated as of March 7, 2002, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "INDENTURE");

         WHEREAS, SECTION 9.2 of the Indenture permits the Issuer and the Trustee, with the consent of the Controlling Party and the Holder, and notice given to the Rating Agencies, to enter into one or more indentures supplemental to the Indenture;

         WHEREAS, the Issuer wishes to amend certain provisions of the Indenture; and

         WHEREAS, the parties to the Note Purchase Agreement and the Liquidity Asset Purchase Agreement (collectively, the "OTHER DOCUMENTS"), desire to acknowledge and consent to this Amendment.

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                                   AGREEMENTS
                                   ----------

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         SECTION 1.1. DEFINED TERMS. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in ANNEX A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.


                                   ARTICLE II
                                   ----------

                  AMENDMENTS

         SECTION 2.1. AMENDMENTS TO ANNEX A TO THE SALE AND SERVICING AGREEMENT.

                  (a) A new definition of "Ineligible Receivables" is hereby added to Annex A to the Sale and Servicing Agreement to read as follows:

                  "INELIGIBLE RECEIVABLE" means any Receivable other than an Eligible Receivable.

                  (b) Intentionally omitted.

                  (c) Intentionally omitted.

                  (d) Intentionally omitted.

                  (e) Intentionally omitted.

                  (f) Clause (i) of the definition of "Defaulted Receivable" is hereby amended and restated in its entirety to read as follows:

                  (i) more than 10% of a Scheduled Receivable Payment is more than 90 days past due as of the end of the immediately preceding Accrual Period,

                  (g) Clause (ii) of the definition of "Liquidated Receivable" is hereby amended and restated in its entirety to read as follows:

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                  (ii) the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession,

                  (h) The dollar amount referenced in the definition of "Maximum Invested Amount" is hereby increased from $100,000,000 to $125,000,000.

         SECTION 2.2. AMENDMENT TO SALE AND SERVICING AGREEMENT.

                  (a) Section 4.11(a) of the Sale and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 4.11 INDEPENDENT ACCOUNTANT'S REPORTS. (a) Unless SST or the Standby Servicer is the Servicer, the Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or to the Purchaser, to deliver to the Trustee, the Standby Servicer, the Insurer, the Agent, the Noteholder and each Rating Agency, on or before March 31 of each year beginning March 31, 2003, a report dated as of December 31 of the preceding year (the "ACCOUNTANTS' REPORT") and reviewing the Servicer's activities during the preceding 12-month period (or, in the case of the first such report, the period from the Cutoff Date with respect to Receivables transferred to the Purchaser on the initial Funding Date to December 31, 2002), addressed to the Board of Directors of the Servicer, to the Trustee, the Standby Servicer and to the Insurer, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "PROGRAM"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sale contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. In the event such firm requires the Trustee and/or the Standby Servicer to agree to the procedures performed by such firm, the Servicer shall direct the Trustee and/or the Standby Servicer, as applicable, in writing to so agree; it being understood and agreed that the Trustee and/or the Standby Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Trustee nor the Standby Servicer makes any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

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                  The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  (b) A new Section 5.11 is hereby added to the Sale and Servicing Agreement to read as follows:

                  Section 5.11 DIVIDEND OF INELIGIBLE RECEIVABLES. With the prior written consent of the Controlling Party, the Issuer may, on the last day of the month in which any Receivables are sold into a term securitization transaction, commencing in August 2002, distribute any Ineligible Receivables to the Certificateholder (as such term is defined in the Trust Agreement) as a dividend.

         SECTION 2.3. AMENDMENT TO SECTION 2.10 OF THE INDENTURE. Section 2.10 of the Indenture is hereby amended and restated in its entirety to read as follows:

                  Section 2.10 RELEASE OF COLLATERAL. Subject to the terms of the other Basic Documents and SECTIONS 10.1 AND 11.1, the Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Pledged Account. In addition, the Trustee shall release Ineligible Receivables from the lien created by this Indenture upon any dividend of such Ineligible Receivables pursuant to Section 5.11 of the Sale and Servicing Agreement. The Trustee shall release property from the lien created by this Indenture pursuant to this SECTION 2.10 only upon receipt of any Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of SECTION 11.1.

         SECTION 2.4. AMENDMENT TO SECTION 10.4 OF THE INDENTURE. Section 10.4 of the Indenture is hereby amended and restated in its entirety to read as follows:

                  Section 10.4 PREPAYMENT UPON PURCHASE OR SECURITIZATION OF RECEIVABLES. The Noteholder may from time to time, with the prior written consent of the Controlling Party, not to be unreasonably withheld, direct the Issuer to sell all or a portion of the Mercury Receivables to one or more Affiliates of the Issuer. In addition, the Noteholder may from time to time, with the prior written consent of the Controlling Party, not to be unreasonably withheld, direct the Issuer to sell all or a portion of the Receivables into a term securitization transaction approved by the Noteholder, the Agent and the Controlling Party in which equity and/or any residual interest therein is retained by the Issuer or an Affiliate of the Issuer. Upon such direction, the Noteholder shall deliver a notice of prepayment of the Note in accordance with Section 10.2 and the Note shall be repaid in full or in part in accordance with this Article X.

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         SECTION 2.5. CONSENT OF THE INDENTURE AMENDING PARTIES. The Indenture
Amending Parties hereby consent to the amendments set forth in Sections 2.1 and
2.2 hereof.

                                   ARTICLE III
                                   -----------

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. EXECUTION OF AMENDMENT BY AMENDING PARTIES. This Amendment shall become effective upon (a) receipt by the Noteholder, the Controlling Party, the Liquidity Agent, the Administrator and the Purchaser of executed counterparts of this Amendment and (b) receipt by the Trustee, the Noteholder and the Controlling Party of a certificate by the Seller that prior notice of this Amendment has been given to the Rating Agencies in accordance with Section 9.1(b) of the Indenture.


                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

         SECTION 4.1. RATIFICATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Sale and Servicing Agreement or the Indenture, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale and Servicing Agreement or the Indenture, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Sale and Servicing Agreement and the Indenture specifically referred to herein and any references in the Sale and Servicing Agreement and the Indenture to the provisions of the Sale and Servicing Agreement and the Indenture specifically referred to herein shall be to such provisions as amended by this Amendment. Notwithstanding the preceding sentence, this Amendment shall apply and be effective with respect to the provisions of the Other Documents.

         SECTION 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

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         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAW (INCLUDING, WITHOUT LIMITATION, THE UCC) OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF
LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         SECTION 4.4. WAIVER OF NOTICE. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment, the Sale and Servicing Agreement or the Indenture and shall not affect the construction or interpretation of this Amendment, the Sale and Servicing Agreement or the Indenture or any provisions hereof or thereof.


                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.



                                          CPS WAREHOUSE TRUST

                                          By: Wilmington Trust Company, not in
                                          its individual capacity but solely as
                                          Owner Trustee

                                          By:_______________________________
                                          Name:
                                          Title:



                                          CONSUMER PORTFOLIO SERVICES, INC.,
                                          as Seller


                                          By:________________________________
                                          Name:
                                          Title:


                                          CONSUMER PORTFOLIO SERVICES, INC.,
                                          as Servicer


                                          By:________________________________
                                          Name:
                                          Title:

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                                         BANK ONE TRUST COMPANY, N.A.,
                                         not in its individual capacity, but
                                         solely as Standby Servicer and Trustee


                                         By:_______________________________
                                         Name:
                                         Title:


                                         SYSTEMS & SERVICES
                                         TECHNOLOGIES, INC., as
                                         Backup Servicer

                                         By:_______________________________
                                         Name:
                                         Title:


                                         WESTLB AG, NEW YORK BRANCH,  as
                                         Agent


                                         By:_______________________________
                                         Name:
                                         Title:


                                         By:_______________________________
                                         Name:
                                         Title:

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CONSENTED AND AGREED TO:


PARADIGM FUNDING LLC, as Noteholder


By:___________________________________
         Name:
         Title:



XL CAPITAL ASSURANCE INC., as Controlling Party


By:____________________________________
         Name:
         Title:



WESTLB AG, NEW YORK BRANCH,  as Committed Note Purchaser


By:_____________________________________
         Name:
         Title:
By:_____________________________________
         Name:
         Title:

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WESTLB AG, NEW YORK BRANCH,  as Liquidity Agent


By:____________________________________
         Name:
         Title:



By:____________________________________
         Name:
         Title:



WESTLB AG, NEW YORK BRANCH,  as Administrator


By:______________________________________
         Name:
         Title:



By:______________________________________
         Name:
         Title:

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WESTLB AG, NEW YORK BRANCH,  as Purchaser


By:______________________________________
         Name:
         Title:



By:______________________________________
         Name:
         Title:




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